Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans consist of approximately 3,178 Mortgage Loans, of which approximately 99.64% are secured by first Mortgages and approximately 0.36% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 2,596 Mortgage Loans, of which approximately 98.65% are secured by first Mortgages and approximately 1.35% are secured by second Mortgages.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 74.98% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the " Adjustable-Rate Group I Mortgage Loans") and approximately 25.02% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 70.02% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 29.98% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 94.62% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 5.31% of the Adjustable-Rate Group I Mortgage Loans or fifteen years, in the case of approximately 0.02% of the Adjustable-Rate Group I Mortgage Loans, and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 94.18% of the Adjustable-Rate Group II Mortgage Loans or three years, in the case of approximately 5.18% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on substantially all of the Adjustable-Rate Mortgage Loans will not increase or decrease by more than a stated percentage 1.000% per annum to 4.000% per annum, (as specified in the related mortgage note) on the first related Adjustment Date (the "Periodic Rate Cap") and will not increase or decrease by more than a stated percentage 1.000% per annum to 2.000% per annum, (as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.985% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.010% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.969% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.007% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

         Approximately 1.30% of the Group I Mortgage Loans and approximately 6.20% of the Group II Mortgage Loans (by aggregate principal balance of the Mortgage Loans as of the Cut-off Date) (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 72.00% of the Group I Mortgage Loans and approximately 73.70% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties" in the prospectus.

         With respect to approximately 0.27% of the Mortgage Loans (the "Rate Reduction Mortgage Loans"), if the related borrower makes twenty-four consecutive on-time payments prior to the fourth annual anniversary of the first monthly payment due date and has not had more than one monthly payment that was not an on-time payment, the related Mortgage Rate will be reduced by 1.00%. An on-time payment is defined as one made before the next scheduled payment is due. Any Mortgage Rate reduction earned will be maintained for the life of the loan.

GROUP I MORTGAGE LOANS STATISTICS

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 30.87% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 1.36% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.30%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         Except with respect to approximately 0.24% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to December, 1998 or after November, 2004 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is October 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $154,667. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $154,413. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $599,408. or less than approximately $48,844.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.800% per annum and not more than 12.350% per annum and the weighted average Mortgage Rate was approximately 7.401% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.100% to 8.000%, Minimum Mortgage Rates ranging from 4.800% per annum to 12.290% per annum and Maximum Mortgage Rates ranging from 10.800% per annum to 18.290% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.809% per annum, a weighted average Minimum Mortgage Rate of approximately 7.464% per annum and a weighted average Maximum Mortgage Rate of approximately 13.488% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in August, 2019, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is September, 2006.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
       PRINCIPAL BALANCE ($)       MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
 48,844  -  50,000..............          37         $     1,845,484.89                  0.38%
 50,001  - 100,000..............         873              65,501,185.22                 13.35
100,001  - 150,000..............         864             107,945,239.03                 22.00
150,001  - 200,000..............         617             107,162,253.08                 21.84
200,001  - 250,000..............         374              83,925,647.46                 17.10
250,001  - 300,000..............         251              68,742,514.03                 14.01
300,001  - 350,000..............         118              37,629,052.61                  7.67
350,001  - 400,000..............          25               9,503,127.01                  1.94
400,001  - 450,000..............          13               5,488,783.13                  1.12
450,001  - 500,000..............           5               2,383,107.50                  0.49
550,001  - 599,408..............           1                 599,408.39                  0.12
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $154,413


                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
         CREDIT SCORE              MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Not Available...................          27         $     3,386,748.74                  0.69%
500-500.........................          11               2,080,202.78                  0.42
501-525.........................         243              38,669,331.25                  7.88
526-550.........................         332              52,978,478.66                 10.80
551-575.........................         405              59,667,453.37                 12.16
576-600.........................         529              79,935,844.67                 16.29
601-625.........................         474              71,380,349.78                 14.55
626-650.........................         431              69,407,126.47                 14.14
651-675.........................         310              47,546,656.71                  9.69
676-700.........................         209              31,609,291.24                  6.44
701-725.........................          59               9,833,239.66                  2.00
726-750.........................          48               7,481,169.21                  1.52
751-775.........................          75              11,999,273.67                  2.45
776-800.........................          23               4,439,878.23                  0.90
801-810.........................           2                 310,757.91                  0.06
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 609


                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
          CREDIT GRADE             MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
AA+.............................       1,310         $   198,660,041.55                 40.48%
AA..............................         759             117,425,961.23                 23.93
B...............................         316              48,245,219.91                  9.83
A...............................         291              47,757,499.98                  9.73
C...............................         148              23,780,181.82                  4.85
CC..............................          76              11,790,749.36                  2.40
NG..............................         278              43,066,148.50                  8.78
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
     ORIGINAL TERM (MONTHS)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
120.............................           3         $       246,446.28                  0.05%
180.............................          61               5,874,681.46                  1.20
240.............................          31               4,011,449.97                  0.82
360.............................       3,083             480,593,224.64                 97.94
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 357 months.


          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
    REMAINING TERM (MONTHS)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
118-120.........................           3         $       246,446.28                  0.05%
169-174.........................           4                 518,139.84                  0.11
175-180.........................          57               5,356,541.62                  1.09
229-234.........................           1                  64,338.39                  0.01
235-240.........................          30               3,947,111.58                  0.80
289-294.........................           4                 971,577.47                  0.20
343-348.........................           3                 711,757.20                  0.15
349-354.........................         193              29,379,982.22                  5.99
355-360.........................       2,883             449,529,907.75                 91.61
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.


                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
        PROPERTY TYPE              MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Single Family Detached .........       2,452         $   366,325,025.99                 74.65%
2-4 Units Detached .............         178              39,216,876.06                  7.99
Condo Low-Rise Attached ........         170              24,812,951.62                  5.06
PUD Detached(1).................         141              23,714,485.43                  4.83
2-4 Units Attached   ...........          49              12,862,669.74                  2.62
Single Family Attached .........          76               9,555,888.54                  1.95
Manufactured Housing ...........          70               7,286,125.69                  1.48
PUD Attached(1).................          36               6,044,477.88                  1.23
Condo High-Rise Attached .......           6                 907,301.40                  0.18
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.

                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS      MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Primary  .......................       2,963         $   458,766,181.27                 93.49%
Non-owner ......................         174              24,931,863.04                  5.08
Second Home ....................          41               7,027,758.04                  1.43
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1)      Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
          PURPOSE                  MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Cash Out Refinance .............       1,895         $   298,863,540.51                 60.90%
Purchase .......................         909             135,689,857.22                 27.65
Rate/Term Refinance ............         374              56,172,404.62                 11.45
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======


        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
12.99  -  15.00 ................           4         $       243,043.22                  0.05%
15.01  -  20.00 ................           1                  69,898.94                  0.01
20.01  -  25.00 ................           6                 565,813.95                  0.12
25.01  -  30.00 ................          12               1,080,743.96                  0.22
30.01  -  35.00 ................          22               2,214,714.02                  0.45
35.01  -  40.00 ................          30               4,200,470.50                  0.86
40.01  -  45.00 ................          40               4,513,714.57                  0.92
45.01  -  50.00 ................          71              10,685,628.41                  2.18
50.01  -  55.00 ................          77              11,666,220.12                  2.38
55.01  -  60.00 ................         106              17,058,807.31                  3.48
60.01  -  65.00 ................         202              32,388,111.33                  6.60
65.01  -  70.00 ................         263              42,981,463.04                  8.76
70.01  -  75.00 ................         325              53,305,184.83                 10.86
75.01  -  80.00 ................       1,054             158,286,262.97                 32.26
80.01  -  85.00 ................         241              37,571,397.07                  7.66
85.01  -  90.00 ................         270              43,756,620.24                  8.92
90.01  -  95.00 ................         393              63,478,485.33                 12.94
95.01  - 100.00 ................          61               6,659,222.54                  1.36
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.30%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.

 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE
                           GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
          LOCATION                 MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Alabama  .......................          25         $     2,911,404.61                  0.59%
Alaska .........................           2                 282,384.42                  0.06
Arizona ........................          62               8,072,983.71                  1.65
Arkansas .......................           7                 973,212.67                  0.20
California  ....................         446              86,789,899.35                 17.69
Colorado .......................          58               9,187,565.03                  1.87
Connecticut ....................          58               9,189,828.69                  1.87
Delaware .......................           8               1,525,558.96                  0.31
Florida ........................         243              32,371,378.97                  6.60
Georgia ........................         106              13,462,311.37                  2.74
Hawaii .........................          14               3,532,557.59                  0.72
Idaho ..........................          18               1,926,720.09                  0.39
Illinois .......................         139              19,144,573.03                  3.90
Indiana ........................          49               4,614,798.02                  0.94
Iowa  ..........................          13               1,239,673.54                  0.25
Kansas .........................          15               1,414,735.12                  0.29
Kentucky  ......................          25               2,985,247.86                  0.61
Louisiana ......................          24               2,666,494.95                  0.54
Maine ..........................          41               5,811,746.58                  1.18
Maryland  ......................          53               8,431,839.10                  1.72
Massachusetts ..................         213              42,382,261.85                  8.64
Michigan   .....................          99              12,094,864.25                  2.46
Minnesota  .....................          31               4,493,514.49                  0.92
Mississippi   ..................           9                 812,531.04                  0.17
Missouri  ......................          48               4,879,576.81                  0.99
Montana ........................           6                 799,397.63                  0.16
Nebraska  ......................           5                 379,327.65                  0.08
Nevada  ........................          35               6,270,470.86                  1.28
New Hampshire ..................          39               6,554,271.97                  1.34
New Jersey  ....................         153              28,862,326.67                  5.88
New York  ......................         262              57,001,970.38                 11.62
North Carolina  ................          65               7,597,715.36                  1.55
North Dakota  ..................           2                 307,789.08                  0.06
Ohio   .........................          81               7,599,086.42                  1.55
Oklahoma .......................          12               1,368,771.43                  0.28
Oregon   .......................          25               4,611,572.68                  0.94
Pennsylvania ...................          90              10,628,324.89                  2.17
Rhode Island ...................          83              14,587,698.71                  2.97
South Carolina  ................          32               3,322,776.90                  0.68
South Dakota   .................           3                 445,960.73                  0.09
Tennessee ......................          46               5,399,123.18                  1.10
Texas  .........................         210              21,639,880.68                  4.41
Utah ...........................          12               1,321,624.42                  0.27
Vermont ........................          13               1,804,731.20                  0.37
Virginia  ......................         113              16,651,502.49                  3.39
Washington .....................          36               5,868,397.63                  1.20
Wisconsin ......................          42               5,429,877.09                  1.11
Wyoming ........................           7               1,075,542.20                  0.22
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1) The greatest ZIP Code geographic concentration of I Group I Mortgage Loans was approximately 0.42% in the 11236 ZIP Code.

              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
      DOCUMENTATION LEVEL          MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Full Documentation..............       2,199         $   317,805,961.28                 64.76%
Stated Income Documentation.....         930             165,215,322.64                 33.67
Lite Documentation .............          27               4,080,713.51                  0.83
No Documentation ...............          22               3,623,804.92                  0.74
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35                100.00%
                                    ========         ==================               =======

-------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.


             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)  MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
 4.800  -  5.000 ...............           4         $       680,853.56                 0.14%
 5.001  -  6.000 ...............         216              41,275,185.51                 8.41
 6.001  -  7.000 ...............         966             168,864,574.86                34.41
 7.001  -  8.000 ...............       1,035             159,019,835.01                32.41
 8.001  -  9.000 ...............         633              82,886,793.72                16.89
 9.001  - 10.000 ...............         256              31,544,499.11                 6.43
10.001  - 11.000 ...............          53               5,296,687.15                 1.08
11.001  - 12.000 ...............          13               1,017,796.89                 0.21
12.001  - 12.350 ...............           2                 139,576.54                 0.03
                                    --------         ------------------               -------
        Total...................       3,178         $   490,725,802.35               100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.401 % per annum.


         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)      MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
3.100  -   4.000 ...............          56         $    10,736,251.44                  2.92%
4.001  -   5.000 ...............         419              75,180,731.50                 20.43
5.001  -   6.000 ...............         823             136,685,805.18                 37.15
6.001  -   7.000 ...............         685             100,735,300.53                 27.38
7.001  -   8.000  ..............         345              44,621,109.83                 12.13
                                    --------         ------------------               -------
        Total...................       2,328         $   367,959,198.48                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.809 % per annum.

     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE    MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
11/01/04........................           2         $       314,589.52                  0.09%
01/01/05........................           2                 487,264.93                  0.13
03/01/05........................           1                 131,324.60                  0.04
09/01/05........................           1                 263,035.83                  0.07
10/01/05........................           1                  54,854.26                  0.01
11/01/05........................           3                 640,513.52                  0.17
01/01/06........................           2                 584,154.08                  0.16
01/02/06........................           1                  80,198.94                  0.02
02/01/06........................          10               1,629,628.25                  0.44
03/01/06........................          36               5,228,611.33                  1.42
04/01/06........................          86              13,979,494.78                  3.80
05/01/06........................          76              11,016,436.51                  2.99
05/07/06........................           1                 200,863.65                  0.05
05/11/06........................           1                 199,150.26                  0.05
05/18/06........................           1                  56,606.52                  0.02
05/19/06........................           1                  84,745.31                  0.02
06/01/06........................          87              14,207,714.14                  3.86
06/03/06........................           1                 123,200.44                  0.03
06/04/06........................           1                  78,717.39                  0.02
06/08/06........................           1                  73,921.16                  0.02
07/01/06........................         111              17,781,434.62                  4.83
08/01/06........................         470              68,655,985.53                 18.66
09/01/06........................         965             158,093,450.02                 42.96
10/01/06........................         356              54,803,578.11                 14.89
01/01/07........................           1                 218,565.86                  0.06
03/01/07........................           3                 296,834.14                  0.08
04/01/07........................           5                 725,365.47                  0.20
05/01/07........................           6                 830,330.73                  0.23
06/01/07........................           5               1,294,773.15                  0.35
07/01/07........................           9               1,820,334.04                  0.49
08/01/07........................          19               2,778,033.02                  0.75
09/01/07........................          50               8,838,766.54                  2.40
10/01/07........................          12               2,330,100.00                  0.63
08/01/19........................           1                  56,621.83                  0.02
                                    --------         ------------------               -------
        Total...................       2,328         $   367,959,198.48                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 23 months.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)  MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
10.800  -  11.000 ..............           4         $       680,853.56                  0.19%
11.001  -  12.000 ..............         178              34,741,216.86                  9.44
12.001  -  13.000 ..............         589             104,454,734.04                 28.39
13.001  -  14.000 ..............         779             124,041,811.14                 33.71
14.001  -  15.000 ..............         532              72,711,753.04                 19.76
15.001  -  16.000 ..............         211              27,331,612.60                  7.43
16.001  -  17.000 ..............          32               3,620,928.58                  0.98
17.001  -  18.000 ..............           1                 153,397.01                  0.04
18.001  -  18.290 ..............           2                 222,891.65                  0.06
                                    --------         ------------------               -------
        Total...................       2,328         $   367,959,198.48                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.488% per annum.


     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
       MINIMUM MORTGAGE RATE (%)   MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
 4.800  -  5.000 ...............           4         $       680,853.56                  0.19%
 5.001  -  6.000 ...............         185              36,407,684.09                  9.89
 6.001  -  7.000 ...............         596             105,527,088.85                 28.68
 7.001  -  8.000 ...............         783             124,479,426.16                 33.83
 8.001  -  9.000 ...............         518              70,028,563.46                 19.03
 9.001  - 10.000 ...............         209              27,115,206.52                  7.37
10.001  - 11.000 ...............          31               3,498,765.63                  0.95
11.001  - 12.000 ...............           1                 153,397.01                  0.04
12.001  - 12.290 ...............           1                  68,213.20                  0.02
                                    --------         ------------------               -------
        Total...................       2,328         $   367,959,198.48                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.464% per annum.


   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
 INITIAL PERIODIC RATE CAP (%)     MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
No Initial Cap..................           1         $       122,162.95                  0.03%
1.000 ..........................           7                 864,552.92                  0.23
2.000 ..........................          21               4,005,077.34                  1.09
3.000 ..........................       2,298             362,710,849.07                 98.57
4.000 ..........................           1                 256,556.20                  0.07
                                    --------         ------------------               -------
        Total...................       2,328         $   367,959,198.48                100.00%
                                    ========         ==================               =======

-------------------
(1)      Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS (1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
      PERIODIC RATE CAP (%)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
1.000 ..........................       2,300         $   363,184,598.51                 98.70%
1.500 ..........................          13               2,178,080.78                  0.59
2.000 ..........................          15               2,596,519.19                  0.71
                                    --------         ------------------               -------
        Total...................       2,328         $   367,959,198.48                100.00%
                                    ========         ==================               =======

-------------------
(1)      Relates to all rate adjustments subsequent to rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 30.34% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 1.78% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 76.81%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to approximately 0.21% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December, 1998 or later than November, 2004 or will have a remaining term to maturity of less than 110 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is October 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $196,443 The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $196,120. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $1,198,967 or less than approximately $45,277.

         The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.900% per annum and not more than 13.950% per annum and the weighted average Mortgage Rate was approximately 7.402% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.050% to 10.300%, Minimum Mortgage Rates ranging from 4.900% per annum to 12.450% per annum and Maximum Mortgage Rates ranging from 10.900% per annum to 18.750% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.906% per annum, a weighted average Minimum Mortgage Rate of approximately 7.517% per annum and a weighted average Maximum Mortgage Rate of approximately 13.554% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in October, 2007, and the weighted average next

Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is September, 2006.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
     PRINCIPAL BALANCE ($)         MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
    45,277  -    50,000 ........         26          $    1,293,387.88                  0.25%
    50,001  -   100,000 ........         695              52,425,431.93                 10.30
   100,001  -   150,000 ........         569              70,685,126.73                 13.88
   150,001  -   200,000 ........         387              67,545,562.74                 13.27
   200,001  -   250,000 ........         250              55,742,318.59                 10.95
   250,001  -   300,000 ........         170              46,556,521.69                  9.14
   300,001  -   350,000 ........         134              44,189,562.98                  8.68
   350,001  -   400,000 ........         142              53,625,651.85                 10.53
   400,001  -   450,000 ........          84              35,570,884.36                  6.99
   450,001  -   500,000 ........          54              25,861,660.65                  5.08
   500,001  -   550,000 ........          24              12,600,378.11                  2.47
   550,001  -   600,000 ........          30              17,300,446.74                  3.40
   600,001  -   650,000 ........           4               2,532,438.13                  0.50
   650,001  -   700,000 ........           9               6,086,872.11                  1.20
   700,001  -   750,000 ........           2               1,459,591.93                  0.29
   750,001  -   800,000 ........           2               1,565,158.16                  0.31
   800,001  -   850,000 ........           2               1,663,538.17                  0.33
   850,001  -   900,000 ........           2               1,761,852.17                  0.35
   900,001  -   950,000 ........           1                 915,859.64                  0.18
   950,001  - 1,000,000 ........           3               2,911,676.69                  0.57
1,000,001-1,050,000.............           1               1,040,000.00                  0.20
1,050,001-1,100,000.............           1               1,099,089.40                  0.22
1,100,001-1,150,000.............           1               1,125,000.00                  0.22
1,150,001-1,198,967.............           3               3,568,636.36                  0.70
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $196,120.


                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
         CREDIT SCORE              MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Not Available...................          23         $     2,621,476.18                  0.51%
500  - 500 .....................           5               1,145,269.59                  0.22
501  - 525 .....................         248              44,844,284.85                  8.81
526  - 550 .....................         319              58,557,916.35                 11.50
551  - 575 .....................         322              60,892,502.48                 11.96
576  - 600 .....................         401              76,327,642.47                 14.99
601  - 625 .....................         357              74,167,183.61                 14.57
626  - 650 .....................         335              66,621,350.57                 13.09
651  - 675 .....................         233              47,784,021.58                  9.39
676  - 700 .....................         183              38,628,916.38                  7.59
701  - 725 .....................          56              10,883,656.97                  2.14
726  - 750 .....................          40               8,213,611.42                  1.61
751  - 775 .....................          45              10,596,150.93                  2.08
776  - 800 .....................          26               7,436,922.93                  1.46
801  - 803 .....................           3                 405,740.70                  0.08
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 609.


                  CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
         CREDIT GRADE              MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
AA+ ............................      1,049              203,441,201.68                 39.96%
AA .............................        629              136,559,792.13                 26.82
A ..............................        272               56,400,636.70                 11.08
B ..............................        208               40,795,323.65                  8.01
C ..............................        128               20,902,080.54                  4.11
CC  ............................        112               16,959,521.93                  3.33
NG .............................        198               34,068,090.38                  6.69
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======


          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
     ORIGINAL TERM (MONTHS)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
120  ...........................           1         $        99,304.56                  0.02%
180 ............................          63               8,563,708.30                  1.68
240  ...........................          31               3,144,625.73                  0.62
360 ............................       2,501             497,319,008.42                 97.68
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 356 months.


          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
    REMAINING TERM (MONTHS)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
110  - 114 .....................           2         $       704,753.27                  0.14%
115  - 120 .....................           1                  99,304.56                  0.02
169  - 174 .....................           4                 463,626.71                  0.09
175  - 180  ....................          57               7,395,328.32                  1.45
229  - 234 .....................           2                 126,374.06                  0.02
235  - 240 .....................          29               3,018,251.67                  0.59
289  - 294  ....................           2                 562,980.51                  0.11
343  - 348 .....................           4                 791,767.30                  0.16
349  - 354 .....................         135              29,676,128.68                  5.83
355  - 360 .....................       2,360             466,288,131.93                 91.59
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 354 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
        PROPERTY TYPE              MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Single Family Detached .........       1,981         $   381,564,745.62                 74.94%
2-4 Units Detached  ............         153              37,185,054.16                  7.30
PUD Detached (1)  ..............         151              36,184,081.19                  7.11
Condo Low-Rise Attached  .......         111              20,878,214.99                  4.10
Single Family Attached .........          72              11,561,086.57                  2.27
2-4 Units Attached .............          40              11,197,168.79                  2.20
Manufactured Housing ...........          68               7,009,257.15                  1.38
PUD Attached(1).................          17               3,001,302.44                  0.59
Condo High-Rise Attached .......           3                 545,736.10                  0.11
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS      MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Primary ........................       2,429           $   482,809,505.68                 94.83%
Non-owner ......................         131                19,373,895.82                  3.81
Second Home ....................          36                 6,943,245.51                  1.36
                                    --------           ------------------               -------
        Total...................       2,596           $   509,126,647.01                100.00%
                                    ========           ==================               =======

-------------------
(1)      Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
                 PURPOSE           MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Cash Out Refinance .............       1,580         $   318,879,808.79                 62.63%
Purchase .......................         674             124,675,286.83                 24.49
Rate/Term Refinance ............         342              65,571,551.39                 12.88
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

      ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
15.01  -  20.00 ................           4         $       309,598.07                  0.06%
20.01  -  25.00 ................           4               1,543,453.21                  0.30
25.01  -  30.00 ................          15               1,766,443.11                  0.35
30.01  -  35.00 ................          13               1,781,470.70                  0.35
35.01  -  40.00 ................          23               3,286,786.09                  0.65
40.01  -  45.00 ................          36               6,782,883.06                  1.33
45.01  -  50.00 ................          43               8,133,547.08                  1.60
50.01  -  55.00 ................          68              11,987,602.51                  2.35
55.01  -  60.00 ................          99              18,676,877.19                  3.67
60.01  -  65.00 ................         187              38,403,424.81                  7.54
65.01  -  70.00 ................         222              46,094,321.89                  9.05
70.01  -  75.00 ................         292              67,609,420.62                 13.28
75.01  -  80.00 ................         766             148,298,021.27                 29.13
80.01  -  85.00 ................         202              40,639,901.73                  7.98
85.01  -  90.00 ................         245              51,003,907.46                 10.02
90.01  -  95.00 ................         302              53,744,688.26                 10.56
95.01  - 100.00 ................          75               9,064,299.95                  1.78
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 76.81%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

       GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE
                           GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
          LOCATION                 MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Alabama.........................          24         $     2,508,082.59                  0.49%
Alaska .........................           1                 225,945.18                  0.04
Arizona ........................          48               7,270,678.34                  1.43
Arkansas  ......................           4                 294,392.35                  0.06
California  ....................         485             141,617,386.25                 27.82
Colorado   .....................          40               7,514,597.49                  1.48
Connecticut ....................          57              10,819,902.57                  2.13
Delaware .......................           4                 949,249.72                  0.19
Florida  .......................         185              29,682,020.55                  5.83
Georgia ........................          75              11,301,207.88                  2.22
Hawaii  ........................           8               3,247,337.09                  0.64
Idaho ..........................          11               1,413,031.63                  0.28
Illinois .......................          91              12,886,318.06                  2.53
Indiana   ......................          44               4,899,223.04                  0.96
Iowa ...........................           6                 593,518.75                  0.12
Kansas .........................           6                 594,635.74                  0.12
Kentucky  ......................          18               2,080,201.70                  0.41
Louisiana ......................          16               2,113,675.36                  0.42
Maine ..........................          32               4,462,111.34                  0.88
Maryland .......................          49               9,435,568.33                  1.85
Massachusetts ..................         160              39,292,919.66                  7.72
Michigan .......................          76               8,876,124.87                  1.74
Minnesota  .....................          27               4,087,374.26                  0.80
Mississippi  ...................           5                 564,399.27                  0.11
Missouri .......................          30               3,530,535.92                  0.69
Montana.........................           1                  78,375.00                  0.02
Nebraska .......................           5                 425,022.89                  0.08
Nevada .........................          19               3,838,707.76                  0.75
New Hampshire ..................          21               3,975,915.60                  0.78
New Jersey .....................         128              30,570,532.46                  6.00
New York .......................         257              68,979,153.79                 13.55
North Carolina .................          48               6,132,772.76                  1.20
Ohio  ..........................          72               6,831,680.00                  1.34
Oklahoma .......................          12               1,230,667.20                  0.24
Oregon  ........................          21               3,325,624.53                  0.65
Pennsylvania ...................          84              10,831,875.61                  2.13
Rhode Island ...................          54               9,062,660.42                  1.78
South Carolina .................          17               2,236,658.96                  0.44
South Dakota....................           1                  61,703.71                  0.01
Tennessee ......................          40               3,963,173.86                  0.78
Texas  .........................         135              19,666,479.32                  3.86
Utah  ..........................          11               1,621,817.46                  0.32
Vermont ........................          13               1,839,686.72                  0.36
Virginia .......................          92              15,357,786.70                  3.02
Washington  ....................          27               4,754,101.45                  0.93
Wisconsin ......................          29               3,230,010.09                  0.63
Wyoming ........................           7                 851,802.78                  0.17
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.43% in the 02909 Zip Code.

             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
      DOCUMENTATION LEVEL          MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
Full Documentation .............       1,822         $   323,409,189.90                 63.52%
Stated Income Documentation ....         741             178,603,227.02                 35.08
No Documentation ...............          18               3,931,753.82                  0.77
Lite Documentation .............          15               3,182,476.27                  0.63
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)  MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
 4.900  -  5.000 ...............           5         $     2,166,107.11                  0.43%
 5.001  -  6.000 ...............         177              47,389,512.20                  9.31
 6.001  -  7.000 ...............         803             192,105,187.54                 37.73
 7.001  -  8.000 ...............         713             137,891,964.25                 27.08
 8.001  -  9.000 ...............         498              78,256,015.85                 15.37
 9.001  - 10.000 ...............         257              36,530,310.45                  7.18
10.001  - 11.000 ...............          96              10,555,820.92                  2.07
11.001  - 12.000 ...............          36               3,080,196.06                  0.60
12.001  - 13.000 ...............          10               1,098,635.56                  0.22
13.001  - 13.950 ...............           1                  52,897.07                  0.01
                                    --------         ------------------               -------
        Total...................       2,596         $   509,126,647.01                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.402% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
           GROSS MARGIN (%)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
 3.050  -  4.000 ...............          58         $    16,319,368.61                  4.58%
 4.001  -  5.000 ...............         327              80,545,634.40                 22.59
 5.001  -  6.000 ...............         491             109,614,992.15                 30.75
 6.001  -  7.000 ...............         460              88,632,191.56                 24.86
 7.001  -  8.000 ...............         233              37,546,979.09                 10.53
 8.001  -  9.000 ...............         143              18,940,398.75                  5.31
 9.001  - 10.000 ...............          34               4,753,633.08                  1.33
10.001 -  10.300 ...............           2                 131,930.47                  0.04
                                    --------         ------------------               -------
        Total...................       1,748         $   356,485,128.11                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.906% per annum.


     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
       NEXT ADJUSTMENT DATE        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
11/01/04........................           1         $       237,764.32                  0.07%
12/01/04........................           1                 159,579.36                  0.04
02/01/05........................           1                  79,732.07                  0.02
03/01/05........................           3               2,060,883.70                  0.58
10/01/05........................           2                 576,814.99                  0.16
11/01/05........................           1                 116,374.55                  0.03
01/01/06........................           2                 264,191.41                  0.07
01/14/06........................           1                 133,986.70                  0.04
02/01/06........................           3               1,154,781.05                  0.32
03/01/06........................          23               5,743,277.76                  1.61
03/15/06........................           1                  76,111.63                  0.02
04/01/06........................          69              13,894,955.80                  3.90
05/01/06........................          70              13,767,751.26                  3.86
05/12/06........................           1                  81,474.82                  0.02
06/01/06........................          75              15,274,323.38                  4.28
06/02/06........................           1                 146,716.85                  0.04
06/07/06........................           1                  67,380.20                  0.02
07/01/06........................          79              17,686,092.06                  4.96
08/01/06........................         327              67,881,036.47                 19.04
09/01/06........................         722             147,353,026.91                 41.33
10/01/06........................         275              51,278,696.00                 14.38
01/01/07........................           1                  97,477.46                  0.03
03/01/07........................           1                  98,626.59                  0.03
04/01/07........................           4               1,104,462.39                  0.31
04/19/07........................           1                  53,850.22                  0.02
05/01/07........................           7               2,277,787.78                  0.64
05/10/07........................           1                 195,496.85                  0.05
06/01/07........................           4                 555,281.59                  0.16
07/01/07........................           7               1,372,571.19                  0.39
08/01/07........................          14               2,212,943.99                  0.62
09/01/07........................          41               9,037,828.76                  2.54
10/01/07........................           8               1,443,850.00                  0.41
                                    --------         ------------------               -------
        Total...................       1,748         $   356,485,128.11                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 23 months.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
    MAXIMUM MORTGAGE RATE (%)      MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
10.900  -  11.000 ..............           5         $     2,166,107.11                  0.61%
11.001  -  12.000 ..............         116              29,371,405.65                  8.24
12.001  -  13.000 ..............         445             110,986,087.57                 31.13
13.001  -  14.000 ..............         521             107,884,683.18                 30.26
14.001  -  15.000 ..............         370              63,128,782.75                 17.71
15.001  -  16.000 ..............         194              31,238,920.42                  8.76
16.001  -  17.000 ..............          76               9,324,572.93                  2.62
17.001  -  18.000 ..............          15               1,547,544.07                  0.43
18.001  -  18.750 ..............           6                 837,024.43                  0.23
                                    --------         ------------------               -------
       Total....................       1,748         $   356,485,128.11                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.554% per annum.


    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
    MINIMUM MORTGAGE RATE (%)      MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
 4.900  -  5.000 ...............           5         $     2,166,107.11                  0.61%
 5.001  -  6.000 ...............         122              30,381,709.46                  8.52
 6.001  -  7.000 ...............         458             115,574,842.48                 32.42
 7.001  -  8.000 ...............         514             105,158,442.05                 29.50
 8.001  -  9.000 ...............         372              63,136,500.78                 17.71
 9.001  - 10.000 ...............         187              29,291,883.97                  8.22
10.001  - 11.000 ...............          70               8,465,079.74                  2.37
11.001  - 12.000 ...............          15               1,525,490.46                  0.43
12.001  - 12.450 ...............           5                 785,072.06                  0.22
                                    --------         ------------------               -------
        Total...................       1,748         $   356,485,128.11                100.00%
                                    ========         ==================               =======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.517% per annum.


  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
      PERIODIC RATE CAP (%)        MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
1.000 ..........................          10         $     3,480,937.14                  0.98%
2.000...........................          14               4,234,213.82                  1.19
3.000...........................       1,723             348,617,802.33                 97.79
4.000...........................           1                 152,174.82                  0.04
                                    --------         ------------------               -------
        Total...................       1,748         $   356,485,128.11                100.00%
                                    ========         ==================               =======

-------------------
(1)      Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF
     PERIODIC RATE CAP (%)         MORTGAGE LOANS       CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   --------------   ---------------------   -------------------------
1.000 ..........................       1,728         $   351,551,351.24                 98.62%
1.500 ..........................          19               4,683,931.19                  1.31
2.000 ..........................           1                 249,845.68                  0.07
                                    --------         ------------------               -------
      Total.....................       1,748         $   356,485,128.11                100.00%
                                    ========         ==================               =======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.


                                       26